                                                                    EXHIBIT 10.6


                     CONSENT TO CROSS ASSIGNMENT OF LEASES


     AGREEMENT made and entered into effective as of August 1, 1998 by and among the following parties:


     A. DAVID E. CLEM and DAVID M. ROBY, Trustees of Lyme Properties Realty Trust, u/d/t dated September 30, 1994 and recorded with the Middlesex South District Registry of the Land Court as Document No. 960475 noted on Certificate of Title No. 200660, Book 1133, Page 10 (the "Landlord");

     B. THE CURTIN INSURANCE AGENCY, INC., a Massachusetts corporation having its principal place of business at 725 Concord Avenue, Cambridge, Massachusetts 02138, ("Curtin"); and

     C. ROWECOM, INC., a Massachusetts corporation having its principal place of business at 725 Concord Avenue, Cambridge, Massachusetts 02138 ("RoweCom").

     WHEREAS, Curtin is a tenant occupying office space on the first floor of 725 Concord Avenue, Cambridge, Massachusetts (the "Curtin Premises") as set forth in a written lease with the Landlord which expires on October 31, 1999 (the "Curtin Lease"), and

     WHEREAS, RoweCom is a tenant occupying office space on the first floor of 725 Concord Avenue, Cambridge, Massachusetts (the "RoweCom Premises") as set forth in a written lease with the Landlord which expires on August 31, 2000 (the "RoweCom Lease"), and

     WHEREAS, Curtin and RoweCom desire to swap the office premises they each occupy by Curtin assuming the RoweCom Lease and RoweCom assuming the Curtin Lease;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto do hereby agree as follows:


                                  WITNESSETH:

     1. Subject to the terms and conditions of this instrument, the Landlord does hereby grant its consent to (a) the assignment by Curtin of the Curtin Lease to RoweCom and (b) the assignment by RoweCom of the RoweCom Lease to Curtin, both effective as of August 1, 1998 (the "Assignment Date").
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     2.   RoweCom does hereby agree with the Landlord that it shall be liable and responsible to the Landlord for (a) all of the obligations of RoweCom arising or accruing under the RoweCom Lease through the expiration date of the RoweCom Lease and (b) all of the obligations of Curtin arising or accruing under the Curtin Lease commencing with the Assignment Date.

     3. Curtin does hereby agree with the Landlord that it shall be liable and responsible to the Landlord for (a) all of the obligations of Curtin arising or accruing under the Curtin Lease through the expiration date of the Curtin Lease and (b) all of the obligations of RoweCom arising or accruing under the RoweCom Lease commencing with the Assignment Date.

     4. This Agreement shall not constitute the consent of the Landlord to any further assignment of the RoweCom Lease or the Curtin Lease or the consent of the Landlord to any sublease of the premises demised pursuant to either such lease. Nothing set forth herein shall affect the continuing primary liability of Curtin pursuant to the Curtin Lease or of RoweCom pursuant to the RoweCom Lease.

     5. The Landlord does hereby certify that, as of the date of this instrument, (a) RoweCom is not in arrears in the payment of any rent or other sum due to the Landlord under the RoweCom Lease, nor is RoweCom in default of any term or condition applicable to RoweCom pursuant to the RoweCom Lease and that said lease is in full force and effect and (b) Curtin is not in arrears in the payment of any rent or other sum due to the Landlord under the Curtin Lease not is it in default of any term or condition applicable to Curtin pursuant to the Curtin Lease and that said lease is in full force and effect. The Landlord does hereby acknowledge that each of RoweCom and Curtin is relying upon the foregoing certification by the Landlord in assuming the Curtin Lease and RoweCom Lease, respectively.

     6. This instrument may not be modified, revised, altered, added to, or extended in any manner, or superseded except by an instrument in writing signed by the parties hereto.

     7. This instrument may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument representing the agreement of the parties hereto.

     8. This instrument shall be binding upon, and shall inure to, the benefit of the parties hereto and their successors in interest and assignees.

     9. Curtin hereby releases and agrees to hold the Landlord harmless from and against all claims that Curtin has or may have against the Landlord pursuant to the Curtin Lease or otherwise, which claims relate to the right or ability of Curtin to place signs on the outside of the premises or the failure of the Landlord to obtain zoning variances from the City of Cambridge to permit such signs or any other claims, if any, that Curtin may have against the Landlord with respect to signs.

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     10.  The language used in this instrument shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against either party.

     IN WITNESS WHEREOF, each of DAVID E. CLEM and DAVID M. ROBY, Trustees as aforesaid, has executed this instrument and each of THE CURTIN INSURANCE AGENCY, INC. and ROWECOM, INC. has caused this instrument to be executed in its name and on its behalf by a duly authorized officer, each on the date set forth following the signatures, effective as of the date first above written; it being understood and agreed that no party signatory hereto shall be bound hereunder until this instrument shall be executed by all parties hereto.


                                        LYME PROPERTIES REALTY TRUST



                                        By:_________________________
                                           David E. Clem, Trustee
                                        Date of Signature:__________



                                        By:_________________________
                                           David M. Roby, Trustee
                                        Date of Signature:__________



                                        THE CURTIN INSURANCE AGENCY, INC.



                                        By:_________________________
                                           Robert E. Howe, Chairman
                                        Date of Signature: 7/30/98



                                        ROWECOM, INC.


                                        By:_________________________
                                           Louis Hernandez Jr.
                                        Date of Signature: 7/30/98

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